Exhibit 25.1


        ***************************************************************
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

               Statement of Eligibility Under the Trust Indenture
            Act of 1939 of a Corporation Designated to Act as Trustee

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2)                       [Not Applicable.]
                                    --------

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                 Not applicable
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   74-0800980
                      (I.R.S. Employer Identification No.)

                      712 Main Street, Houston, Texas 77002
               (Address of principal executive offices) (Zip code)

                  Carol Kirkland, 712 Main Street, 26th Floor,
                      Houston, Texas 77002, (713) 216-2449
            (Name, address and telephone number of agent for service)

                          MERIT Securities Corporation
               (Exact name of obligor as specified in its charter)

                       Virginia                        Taxpayer I.D. Number
        (State or other jurisdiction of                     54-1736551
         incorporation or organization)

                   10900 Nuckols Road
                  Glen Allen, Virginia                    23060
        (Address of principal executive offices)       (Zip Code)

                              Collateralized Bonds
                       (Title of the indenture securities)
        ****************************************************************

Item 1.  General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D. C.

                  Federal Deposit Insurance Corporation,
                  Washington, D. C.

                  The Board of Governors of the Federal Reserve System, Washington, D. C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with the obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                                As of May 8, 1997

                           No such affiliation exists.

                            See Note, Page 9 hereof.

Item 3.  Voting Securities of the trustee.

         Furnish the following information as to each class of voting securities of the trustee.

                                As of May 8, 1997


H1995A/363-2

                 Column A                                        Column B
              Title of Class                                Amount Outstanding
1Texas Commerce Bank National Association                   5,000,000
 Common Stock

===============================================================================

Item 4.  Trusteeships under other indentures.

         If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

                                As of May 8, 1997

         (c) Title of the securities outstanding under each such other indenture.

                           A total of eight series of Collateralized Bonds have
                  been issued under eight supplemental indentures to the Indenture dated as of November 1, 1994. As of the date hereof, the following are outstanding and unpaid: Collateralized Mortgage Bonds, Series 3 through and including Collateralized Mortgage Bonds, Series 8.

         (d) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
                  Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                           Each series of Collateralized Bonds is secured by
                  separate and distinct parcels of collateral and each series of Collateralized Bonds ranks equally with each other series of Collateralized Bonds. See Interpretative Letter dated September 9, 1985 from
--------
     1 Texas Commerce Equity Holdings, Inc., a Delaware corporation, owns all of such shares, except for directors' qualifying shares.

                  William E. Morley, Chief Counsel, Securities and Exchange Commission, to Donna S. Burnett, Liddell, Sapp, Zivley & LaBoon.

Item     5. Interlocking directorates and similar relationships with obligor or underwriters.

         If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                                As of May 8, 1997

                          No such relationship exists.

                            See Note, Page 9 hereof.

Item     6. Voting securities of the trustee owned by the obligor or its officials.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                                As of May 8, 1997

                           Based upon an examination of the books and records of
                  the trustee, inquiries made by the trustee and information furnished to the trustee by the obligor, voting securities of the trustee, owned beneficially, directly or indirectly, by the obligor and its directors, partners and executive officers, taken as a group, do not exceed 1% of the outstanding voting securities of the trustee.

Item     7. Voting securities of the trustee owned by underwriters or their officials.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                                As of May 8, 1997

                  No single underwriter, its directors, partners and executive officers, taken as a group, owned beneficially, directly or indirectly, in excess of 1% of the outstanding voting securities of the trustee.

                            See Note, Page 9 hereof.

Item 8.  Securities of the obligor owned or held by the trustee.

         Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

                                As of May 8, 1997

                    No such securities were so owned or held.

                            See Note, Page 9 hereof.

Item 9. Securities of underwriters owned or held by the trustee.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                                As of May 8, 1997

                  The trustee did not so own or hold in excess of 1% of any class of security outstanding of any such person.

                            See Note, Page 9 hereof.

Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

         If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                                As of May 8, 1997

                    No such securities were so owned or held.

                            See Note, Page 9 hereof.

Item 11. Ownership or holdings by the trustee of any securities of a person owning 50% or more of the voting securities of the obligor.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                                As of May 8, 1997

                    No such securities were so owned or held.

                            See Note, Page 9 hereof.

Item 12. Indebtedness of the Obligor to the Trustee.

         Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

                                As of May 8, 1997

                          No such indebtedness exists.

                            See Note, Page 9 hereof.

Item 13. Defaults by the Obligor.

         (e) State whether there is or has been a default with respect to the securities under this indenture.
                  Explain the nature of any such default.

                                As of May 8, 1997

                     No such default exists or has existed.

         (f) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                As of May 8, 1997

                           There has been no default either under the Indenture
                  generally or under any series of securities outstanding under the Indenture of which Texas Commerce Bank National Association has knowledge.

Item 14. Affiliations with the Underwriters.

         If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                As of May 8, 1997

                           No such affiliation exists.

                            See Note, Page 9 hereof.

Item 15. Foreign Trustee.

         Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                 Not applicable.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

                  * 1. A copy of the articles of association of the trustee as now in effect.

                  **       2. A copy of the certificate of authority of
                  the trustee to commence business.

                  **       3. A copy of the certificate of authorization of the
                  trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

                  ***      4. A copy of the existing bylaws of the trustee.

                           5. A copy of each indenture referred to in Item 4,
                              if the obligor is in default.  Not Applicable.

                           6. The consent of the United States institutional
                  trustees required by Section 321(b) of the Act.

                           7. A copy of the latest report of condition of
                  the trustee published pursuant to law or the requirements of its supervising or examining authority.

                           8. A copy of any order pursuant to which the foreign
                  trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

                           9. Foreign trustees are required to file a
                  consent to service of process on Form F-X. Not applicable.


------------------------
  * Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File
                  No. 33-51417.

 ** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas National Bank of Commerce of Houston with respect to File No. 2-24599.

 *** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Form T-1 of Texas Commerce Bank National Association with respect to File
                  No. 333-15539.


                  [Remainder of Page Intentionally Left Blank]

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 8th day of May, 1997.

                                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                                          (Trustee)



                                  By:    /s/ Mary Jo Davis
                                     ----------------------
                                  Name:  Mary Jo Davis
                                  Title: Vice President and Trust Officer


                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement or will be the underwriters for the indenture securities, or are owners of 10% or more of the voting securities of the obligor, or are owners of 50% or more of the voting securities of the obligor or are affiliates, and the amounts and percentages of such securities, if any, owned by each of the foregoing, respectively, are based upon information furnished to the trustee by the obligor and the underwriter. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor. Accordingly, the trustee disclaims responsibility as to the accuracy and completeness of the information received from the obligor and the underwriter relating to the answers to items 2, 5, 7, 8, 9, 10, 11, 12 and 14.

         Inasmuch as this statement is filed prior to the final determination of all underwriters of the indenture securities, the answers to items 5, 7, 9 and 14 are based on incomplete information, but may be considered as correct unless additional information is furnished by amendment.

                                                                      Exhibit 6

Securities & Exchange Commission
Washington, D.C.  20549

Gentlemen:

    The undersigned is trustee under an Indenture dated as of November 1, 1994, as the same may be supplemented from time to time by supplemental indentures thereto, between MERIT Securities Corporation and Texas Commerce Bank National Association, as Trustee, entered into in connection with the issuance of its Collateralized Mortgage Bonds.

    In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

                                   Very truly yours,

                                   TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION



                                   By: /s/ Mary Jo Davis
                                       --------------------
                                   Name:  Mary Jo Davis
                                   Title: Vice President and Trust Officer

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX  77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-1

Consolidated Report of Income
for the period January 1, 1997 - Houston, TX  77252-2558

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                      1480
Dollar Amounts in Thousands                                                         RIAD     Bill Mil Thou
1. Interest Income:
  a. Interest and fee income on loans:
    (1) In domestic offices:
      (a) Loans secured by real estate                                                    4011           54,089     1.a.(1)(a)
      (b) Loans to depository institutions                                                4019              193     1.a.(1)(b)
      (c) Loans to finance agricultural production and other loans to farmers             4024              733     1.a.(1)(c)
      (d) Commercial and industrial loans                                                 4012          107,688     1.a.(1)(d)
      (e) Acceptances of other banks                                                      4026                0     1.a.(1)(e)
      (f) Loans to individuals for household, family, and other personal expenditures:
        (1) Credit cards and related plans                                                4054            4,368     1.a.(1)(f)(1)
        (2) Other                                                                         4055           50,306     1.a.(1)(f)(2)
      (g) Loans to foreign governments and official institutions                          4056            2,686     1.a.(1)(g)
      (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
        (1) Taxable obligations                                                           4503                0     1.a.(1)(h)(1)
        (2) Tax-exempt obligations                                                        4504              103     1.a.(1)(h)(2)
      (i) All other loans in domestic offices                                             4058           20,135     1.a.(1)(i)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                     4059            2,253     1.a.(2)
  b. Income from lease financing receivables:
    (1) Taxable leases                                                                    4505            2,442     1.b.(1)
    (2) Tax-exempt leases                                                                 4307                0     1.b.(2)
  c. Interest income on balances due from depository institutions: (1)
    (1) In domestic offices                                                               4105                0     1.c.(1)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                     4106                0     1.c.(2)
  d. Interest and dividend income on securities:
    (1) U.S. Treasury securities and U.S. Government agency obligations                   4027           66,886     1.d.(1)
    (2) Securities issued by states and political subdivisions in the U.S.:
      (a) Taxable securities                                                              4506                1     1.d.(2)(a)
      (b) Tax-exempt securities                                                           4507                4     1.d.(2)(b)
    (3) Other domestic debt securities                                                    3657               45     1.d.(3)
    (4) Foreign debt securities                                                           3658                0     1.d.(4)
    (5) Equity securities (including investments in mutual funds)                         3659              692     1.d.(5)
  e. Interest income from trading assets                                                  4069                0     1.e.

__________
(1) Includes interest income on time certificates of deposit not held for trading.

                                       3


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-2

Schedule RI--Continued

                                                                                         Year-to-date
Dollar Amounts in Thousands                                                          RIAD      Bil Mil Thou
1. Interest income (continued)
   f. Interest income on federal funds sold and securities purchased under
      agreements to resell                                                           4020       15,222  1.f.
   g. Total interest income (sum of items 1.a  through 1.f)                          4107      327,846  1.g.
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts, and telephone and
              preauthorized transfer accounts)                                       4508        1,415  2.a.(1)(a)
          (b) Nontransaction accounts:
              (1) Money market deposit accounts (MMDAs)                              4509       10,159  2.a.(1)(b)(1)
              (2) Other savings deposits                                             4511       26,781  2.a.(1)(b)(2)
              (3) Time deposits of $100,000 or more                                  4174       10,971  2.a.(1)(b)(3)
              (4) Time deposits of less than $100,000                                4518       31,148  2.a.(1)(b)(4)
      (2) Interest on deposits in foreign offices, Edge and
          Agreement subsidiaries, and IBFs                                           4172        4,703  2.a.(2)
   b. Expense of federal funds purchased and securities sold under agreements to
      repurchase                                                                     4180       23,690  2.b.
   c. Interest on demand notes issued to the U.S. Treasury, trading
      liabilities, and other borrowed money                                          4185        9,089  2.c.
   d. Not applicable
   e. Interest on subordinated notes and debentures                                  4200        7,058  2.e.
   f. Total interest expense (sum of items 2.a through 2.e)                          4073      125,014  2.f.
3.  Net interest income (item 1.g minus 2.f)                                                            RIAD 4074     202,832  3.
4.  Provisions:
    a. Provision for loan and lease losses                                                              RIAD 4230           0  4.a.
    b. Provision for allocated transfer risk                                                            RIAD 4243           0  4.b.
5.  Noninterest income:
    a. Income from fiduciary activities                                              4070       29,730  5.a.
    b. Service charges on deposit accounts in domestic offices                       4080       39,142  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
         items 8.a through 8.d)                                                      A220        4,128  5.c.
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income                                                          5407       18,168  5.f.(1)
       (2) All other noninterest income*                                             5408       14,577  5.f.(2)
    g. Total noninterest income (sum of items 5.a through 5.f)                                          RIAD 4079     105,745  5.g.
6.  a. Realized gains (losses) on held-to-maturity securities                                           RIAD 3521           0  6.a.
    b. Realized gains (losses) on available-for-sale securities                                         RIAD 3196         734  6.b.
7.  Noninterest expense:
    a. Salaries and employee benefits                                                4135      111,727  7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest)              4217       41,487  7.b.
    c. Other noninterest expense*                                                    4092       53,469  7.c.
    d. Total noninterest expense (sum of items 7.a through 7.c)                                         RIAD 4093     206,683  7.d.
8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and
    7.d)                                                                                                RIAD 4301     102,628  8.
9.  Applicable income taxes (on item 8)                                                                 RIAD 4302      37,782  9.
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9)                                                                                            RIAD 4300      64,846 10.
11. Extraordinary items and other adjustments, net of income taxes*                                     RIAD 4320           0 11.

12. Net income (loss) (sum of items 10 and 11.c)                                                        RIAD 4340      64,846 12.
__________
*Describe on Schedule RI-E--Explanations.

                                       4


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-3

Schedule RI--Continued


                                                                                                 Year-to-date
Dollar Amounts in Thousands                                                            RIAD      Bil Mil Thou
                                                                                                              I481
Memoranda                                                                                             Year-to-date
Dollar Amounts in Thousands                                                            RIAD          Bil Mil   Thou
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
    purposes                                                                            4513                50     M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic
    offices (included in Schedule RI, item 8)                                           8431             1,769     M.2.
 3.-4. Not applicable
 5. Number of full-time equivalent employees at end of current period                                    Number
    (round to nearest whole number)                                                     4150             8,658     M.5.
 6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying
    push down accounting this calendar year, report the date of the bank's                            MM/DD/YY
    acquisition                                                                         9106          00/00/00     M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal
    Schedule RI, item 5.c):                                                                          Bill Mil Thou
    a. Interest rate exposures                                                          8757               561     M.8.a.
    b. Foreign exchange exposures                                                       8758             3,567     M.8.b.
    c. Equity security and index exposures                                              8759                 0     M.8.c.
    d. Commodity and other exposures                                                    8760                 0     M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income                                       8761               128     M.9.a.
    b. Net (increase) decrease to interest expense                                      8762                58     M.9.b.
    c. Other (noninterest) allocations                                                  8763                 0     M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)                   A251                 0     M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal                      YES     NO
    income tax purposes for the current tax year?                                       A530                 X     M.11.
                                                                                                   Bil Mil Thou
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)                  4772               N/A     M.12.

__________
*Describe on Schedule RI-E--Explanations.

                                       5


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-4

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                     I483
Dollar Amounts in Thousands                                                            RIAD  Bil Mil Thou
1.  Total equity capital originally reported in the December 31, 1996, Reports
    of Condition and Income                                                            3215     1,746,010      1.
2.  Equity capital adjustments from amended Reports of Income, net*                    3216             0      2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)               3217     1,746,010      3.
4.  Net income (loss)(must equal Schedule RI, item 12)                                 4340        64,846      4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net                 4346             0      5.
6.  Changes incident to business combinations, net                                     4356             0      6.
7.  LESS:  Cash dividends declared on preferred stock                                  4470             0      7.
8.  LESS:  Cash dividends declared on common stock                                     4460             0      8.
9.  Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)                                                    4411             0      9.
10. Corrections of material accounting errors from prior years* (see
    instructions for this schedule)                                                    4412             0      10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities                                                                         8433       (33,382)     11.
12. Foreign currency transaction adjustments                                           4414             0      12.
13. Other transactions with parent holding company* (not included in items 5, 7
    or 8 above)                                                                        4415             0      13.
14. Total equity capital end of current period (sum of items 3 through 13) (must
    equal Schedule RC, item 28)                                                        3210     1,777,474      14.

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              I486
                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
                                                                                 Calendar year-to-date
Dollar Amounts in Thousands                                               RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)                                       4651         1,311     4661          3,325      1.a.
   b. To non-U.S. addressees (domicile)                                   4652             0     4662              0      1.b.
2. Loans to depository institutions and acceptances of the banks:
   a. To U.S. banks and other U.S. depository institutions                4653             0     4663              2      2.a.
   b. To foreign banks                                                    4654             0     4664              0      2.b.
3. Loans to finance agricultural production and other loans to farmers    4655             0     4665              3      3.
4. Commercial and industrial loans;
   a. To U.S. addressees (domicile)                                       4645         1,307     4617          1,295      4.a.
   b. To non-U.S. addressees (domicile)                                   4646             0     4618              0      4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans                                      4656           769     4666             65      5.a.
   b. Other (includes single payment, installment, and all student loans) 4657         9,893     4667          2,239      5.b.
6. Loans to foreign governments and official institutions                 4643             0     4627             13      6.
7. All other loans                                                        4644             8     4628            469      7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                                       4658             0     4668              0      8.a.
   b. Of non-U.S. addressees (domicile)                                   4659             0     4669              0      8.b.
9. Total (sum of items 1 through 8)                                       4635        13,288     4605          7,411      9.

                                       6


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-5

Schedule RI-B--Continued

Part I. Continued


                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
Memoranda                                                                          Calendar year-to-date
Dollar Amounts in Thousands                                               RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above                            5409            0      5410           37    M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development                                   3582            0      3583        3,019    M.5.a.
   b. Secured by farmland                                                 3584            0      3585            0    M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit                   5411            0      5412            0    M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties    5413          713      5414          102    M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties           3588            0      3589            1    M.5.d.
   e. Secured by nonfarm nonresidential properties                        3590          598      3591          203    M.5.e.


Part II.  Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Balance originally reported in the December 31, 1995, Reports of Condition
   and Income                                                                                    3124       250,613      1.
2. Recoveries (must equal part I, item 9, column B above)                                        4605         7,411      2.
3. LESS:  Charge-offs (must equal part I, item 9, column A above)                                4635        13,288      3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)                        4230             0      4.
5. Adjustments* (see instructions for this schedule)                                             4815           (18)     5.
6. Balance end of current period (sum of items 1 through 5)(must equal Schedule RC,
   item 4.b)                                                                                     3213       244,718      6.

__________
*Describe on Schedule RI-E--Explanations.


                                       7


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-6

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations

                                                                                                               I492
                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked                                                                     4837         N/A      1.a.
   b. Interest expense booked                                                                    4838         N/A      1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement
      subsidiaries, and IBFs (item 1.a minus 1.b)                                                4839         N/A      1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at
      domestic offices                                                                           4840         N/A      2.a.
   b. Net interest income attributable to domestic business booked at foreign
      offices                                                                                    4841         N/A      2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)                                       4842         N/A      2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations                                4097         N/A      3.a.
   b. Provision for loan and lease losses attributable to international operations               4235         N/A      3.b.
   c. Other noninterest expense attributable to international operations                         4239         N/A      3.c.
   d. Net non-interest income (expense) attributable to international operations (item
      3.a minus 3.b and 3.c)                                                                     4843         N/A      3.d.
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)                                4844         N/A      4.
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
   costs                                                                                         4845         N/A      5.
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5)                                          4846         N/A      6.
7. Income taxes attributable to income from international operations as
   estimated in item 6                                                                           4797         N/A      7.
8. Estimated net income attributable to international operations (item 6 minus 7)                4341         N/A      8.

Memoranda
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou

1. Intracompany interest income included in item 1.a above                                       4847         N/A    M.1.
2. Intracompany interest expense included in item 1.b above                                      4848         N/A    M.2.

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. Interest income booked at IBFs                                                                4849         N/A       1.
2. Interest expense booked at IBFs                                                               4850         N/A       2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items                                                     5491         N/A       3.a.
   b. Fees and other noninterest income                                                          5492         N/A       3.b.
4. Provision for loan and lease losses attributable to international operations
   booked at domestic offices (excluding IBFs)                                                   4852         N/A       4.
5. Other noninterest expense attributable to international operations booked at
   domestic offices (excluding IBFs)                                                             4853         N/A       5.


                                       8


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-7

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              1495
                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains (losses) on other real estate owned                                              5415            0       1.a.
   b. Net gains (losses) on sales of loans                                                       5416            0       1.b.
   c. Net gains (losses) on sales of premises and fixed assets                                   5417            0       1.c.
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
   d. Text 4461 Check Printing Income                                                            4461        2,395       1.d.
   e. Text 4462 Interbank Contracts                                                              4462        9,288       1.e.
   f. Text 4463 Sale of Business Units                                                           4463        1,880       1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets                                                  4531       10,790       2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned                                              5418            0       2.b.
   c. Net (gains) losses on sales of loans                                                       5419            0       2.c.
   d. Net (gains) losses on sales of premises and fixed assets                                   5420            0       2.d.
   Itemize and describe the three largest amounts that exceed 10% of Schedule RI, item 7.c.:
   e. Text 4464                                                                                  4464                    2.e.
   f. Text 4467                                                                                  4467                    2.f.
   g. Text 4468                                                                                  4468                    2.g.
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
   a. (1) Text 4469                                                                              4469                    3.a.(1)
      (2) Applicable income tax effect            RIAD          4486                                                     3.a.(2)
   b. (1) Text 4487                                                                              4487                    3.b.(1)
      (2) Applicable income tax effect            RIAD          4488                                                     3.b.(2)
   c. (1) Text 4489                                                                              4489                    3.c.(1)
      (2) Applicable income tax effect            RIAD          4491                                                     3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
   a. Text 4492                                                                                  4492                    4.a.
   b. Text 4493                                                                                  4493                    4.b.
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a. Text A546 Effect of change to GAAP from previous non-GAAP instructions                     A546            0       5.a.
   b. Text 4495                                                                                  4495                    5.b.
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10 (itemize and describe all corrections):
   a. Text 4496                                                                                  4496                    6.a.
   b. Text 4497                                                                                  4497                    6.b.


                                       9


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RI-8

Schedule RI-E--Continued

                                                                                                       Year-to-date
Dollar Amounts in Thousands                                                                      RIAD  Bil Mil Thou
7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
   a. Text 4498                                                                                  4498                   7.a.
   b. Text 4499                                                                                  4499                   7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
   a. Text 4521 Sale of Business Units                                                           4521          (18)     8.a.
   b. Text 4522 Sale of Loans                                                                    4522                   8.b.
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report
   of Income):                                                                                   I498         I499
   No comment __ (RIAD 4769)
   Other explanations (please type or print clearly):
   (Text 4769)

                                       10


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                               C400
Dollar Amounts in Thousands                                                                      RCFD  Bil Mil Thou
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)                                     0081     2,370,922      1.a.
    b. Interest-bearing balances(2)                                                              0071           101      1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                1754       516,727      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)                              1773     3,507,368      2.b.
3.  Federal funds sold and securities purchased under agreements to resell                       1350     1,839,163      3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122   12,953,211                            4.a.
    b. LESS:  Allowance for loan and lease losses                      RCFD 3123      244,718                            4.b.
    c. LESS:  Allocated transfer risk reserve                          RCFD 3128            0                            4.c.
    d. Loans and leases, net of unearned income, allowance,
       and reserve (item 4.a. minus 4.b. and 4.c.)                                               2125    12,708,493      4.d.
5.  Trading assets (from Schedule RC-D)                                                          3545        27,185      5.
6.  Premises and fixed assets (including capitalized leases)                                     2145       562,006      6.
7.  Other real estate owned (from Schedule RC-M)                                                 2150           248      7.
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                         2130             0      8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155         9,516      9.
10. Intangible assets (from Schedule RC-M)                                                       2143       411,400     10.
11. Other assets (from Schedule RC-F)                                                            2160       416,394     11.
12. Total assets (sum of items 1 through 11)                                                     2170    22,369,523     12.

__________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                       11


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-2

Schedule RC--Continued


Dollar Amounts in Thousands                                                                      Bil Mil Thou
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I)                                                                       RCON 2200     16,564,686      13.a.
       (1) Noninterest-bearing(1)                RCON 6631      7,289,585                                          13.a.(1)
       (2) Interest-bearing                      RCON 6636      9,275,101                                          13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
       RC-E, part II)                                                                RCFN 2200        303,068      13.b.
       (1) Noninterest-bearing                   RCFN 6631              0                                          13.b.(1)
       (2) Interest-bearing                      RCFN 6636        303,068                                          13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase       RCFD 2800      2,058,013      14.
15. a. Demand notes issued to the U.S. Treasury                                      RCON 2840        969,510      15.a.
    b. Trading liabilities (from Schedule RC-D)                                      RCFD 3548         19,948      15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less                                 RCFD 2332         47,990      16.a.
    b. With a remaining maturity of more than one year                               RCFD 2333         27,377      16.b.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                         RCFD 2920          9,516      18.
19. Subordinated notes and debentures (2)                                            RCFD 3200        345,000      19.
20. Other liabilities (from Schedule RC-G)                                           RCFD 2930        246,941      20.
21. Total liabilities (sum of items 13 through 20)                                   RCFD 2948     20,592,049      21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                    RCFD 3838              0      23.
24. Common Stock                                                                     RCFD 3230        612,893      24.
25. Surplus (exclude all surplus related to preferred stock)                         RCFD 3839        924,675      25.
26. a. Undivided profits and capital reserves                                        RCFD 3632        296,161      26.a.
    b. Net unrealized gains (losses) on available-for-sale securities                RCFD 8434        (56,255)     26.b.
27. Cumulative foreign currency translation adjustments                              RCFD 3284              0      27.
28. Total equity capital (sum of items 23 through 27)                                RCFD 3210      1,777,474      28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of
    items 21, 22, and 28)                                                            RCFD 3300     22,369,523      29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                           Number
   bank by independent external auditors as of any date during 1996                  RCFD 6724            2        M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank.
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on a bank separately).
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority).
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority).
5 = Review of the bank's financial statements by external auditors.
6 = Compilation of the bank's financial statements by external auditors.
7 = Other audit procedures (excluding tax preparation work).
8 = no external audit work.

__________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

                                       12




Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
                                    Page RC-3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                     C405
                                                                                     (Column A)             (Column B)
                                                                                    Consolidated             Domestic
                                                                                        Bank                 Offices
Dollar Amounts in Thousands                                                      RCFD   Bil Mil Thou   RCON     Bil Mil Thou
1. Cash items in process of collection, unposted debits, and
   currency and coin                                                             0022     759,070                            1.
   a. Cash items in process of collection and unposted debits                                         0020       602,561     1.a.
   b. Currency and coin                                                                               0080       156,509     1.b.
2. Balances due from depository institutions in the U.S.                                              0082        16,599     2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)                                                     0083           0                            2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)                            0085      16,599                            2.b.
3. Balances due from banks in foreign countries and foreign
   central banks                                                                                      0070         1,463     3.
   a. Foreign branches of other U.S. banks                                       0073           0                            3.a.
   b. Other banks in foreign countries and foreign central banks                 0074       1,463                            3.b.
4. Balances due from Federal Reserve Banks                                       0090       9,955     0090         9,955     4.
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a. and 1.b.)                                0010     787,087     0010       787,087     5.

Memorandum                                                                                            RCON     Bil Mil Thou
Dollar Amounts in Thousands
1. Noninterest-bearing balances due from commercial banks
   in the U.S. (included in items 2, column B above)                                                  0050        16,599      M.1.


Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                              C410
                                                Held-to-maturity                        Available-for-sale
                                         (Column A)           (Column B)          (Column C)          (Column D)
                                       Amortized Cost        Fair Value         Amortized Cost      Fair Value(1)
Dollar Amounts in Thousands           RCFD Bil Mil Thou   RCFD  Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
1. U.S. Treasury securities           0211            0   0213             0   1286      199,623   1287    196,228   1.
2. U.S. Government agency and
   corporation obligations
   (exclude mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(2)                     1289            0   1290             0   1291            0   1293          0   2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)           1294            0   1295             0   1297       66,519   1298     64,497   2.b.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.
(2) Includes Small Business Administration "Guaranteed Loan
    Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank, System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                   13


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-4

Schedule RC-B--Continued

                                                 Held-to-maturity                              Available-for-sale
                                        (Column A)              (Column B)              (Column C)              (Column D)
                                      Amortized Cost            Fair Value             Amortized Cost           Fair Value(1)
Dollar Amounts in Thousands          RCFD  Bil Mil Thou    RCFD   Bil Mil Thou      RCFD  Bil Mil Thou      RCFD  Bil Mil Thou
3. Securities issued by states
   and political subdivisions
   in the U.S.
   a. General obligations            1676         229      1677        230      1678            0     1679             0   3.a.
   b. Revenue obligations            1681          30      1686         30      1690            0     1691             0   3.b.
   c. Industrial development
      and similar obligations        1694           0      1695          0      1696            0     1697             0   3.c.
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA         1698           0      1699          0      1701    1,172,866     1702     1,165,465   4.a.(1)
      (2) Issued by FNMA and FHLMC   1703     498,456      1705    492,730      1706    1,210,647     1707     1,190,566   4.a.(2)
      (3) Other pass-through
          securities                 1709           0      1710          0      1711            0     1713             0   4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA       1714           0      1715          0      1716      286,714     1717       284,789   4.b.(1)
      (2) Collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or GNMA    1718           0      1719          0      1731        2,740     1732         2,778   4.b.(2)
      (3) All other mortgage-backed
          securities                 1733           0      1734          0      1735            0     1736             0   4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities                     1737           0      1738          0      1739            0     1741             0   5.a.
   b. Foreign debt securities        1742           0      1743          0      1744            0     1746             0   5.b.
6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values                                                  A510            0     A511             0   6.a.
   c. All other equity
      securities(1)                                                             1752       46,127     1753        46,127   6.b.
7. Total (sum of items 1 through
   6) (total of column A must
   equal Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b.)           1754     516,727      1771    511,068      1772    3,554,824     1773     3,507,368   7.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b., column D.

                                       14


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-5

Schedule RC-B--Continued

Memoranda                                                                                                    C412
Dollar Amounts in Thousands                                                                    RCFD  Bil Mil Thou
1. Pledged securities(2)                                                                       0416     1,818,043      M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less                                                                 0343        19,260      M.2.a.(1)
      (2) Over three months through 12 months                                                  0344       138,518      M.2.a.(2)
      (3) Over one year through five years                                                     0345       932,526      M.2.a.(3)
      (4) Over five years                                                                      0346     2,598,629      M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through
          2.a.(4)                                                                              0347     3,688,933      M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently                                                         4544       289,035      M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                      4545             0      M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually               4551             0      M.2.b.(3)
      (4) Less frequently than every five years                                                4552             0      M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))                                                                     4553       289,035      M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in Schedule RC-N,
      item 9, column C)                                                                        0393     3,977,968      M.2.c.
3.-5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or less
   (2),(4) (included in Memorandum items 2.b.(1) through 2.b.(4) above)                        5519             0      M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer)                                     1778             0      M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b.):
   a. Amortized cost                                                                           8780             0      M.8.a.
   b. Fair value                                                                               8781             0      M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost                                                                           8782             0      M.9.a.
   b. Fair value                                                                               8783             0      M.9.b.

__________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 and 6 is not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       15


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-6

Schedule RC-C--Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                   C415
                                                                                     (Column A)           (Column B)
                                                                                    Consolidated           Domestic
                                                                                        Bank               Offices
Dollar Amounts in Thousands                                                       RCFD  Bil Mil Thou  RCON  Bil Mil Thou
1.  Loans secured by real estate                                                  1410     2,557,835                      1.
    a. Construction and land development                                                              1415      512,968   1.a.
    b. Secured by farmland (including farm residential and other improvements)                        1420       17,896   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties
           and extended under lines of credit                                                         1797            0   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                                 5367      819,802   1.c.(2)(a)
           (b) Secured by junior liens                                                                5368      308,931   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties                                      1460      150,360   1.d.
    e. Secured by nonfarm nonresidential properties                                                   1480      747,878   1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.                                                                1505       15,126   2.a.
       (1) To U.S. branches and agencies of foreign banks                         1506             0                      2.a.(1)
       (2) To other commercial banks in the U.S.                                  1507        15,126                      2.a.(2)
    b. To other depository institutions in the U.S.                               1517             8  1517            8   2.b.
    c. To banks in foreign countries                                                                  1510        9,560   2.c.
       (1) To foreign branches of other U.S. banks                                1513             0                      2.c.(1)
       (2) To other banks in foreign countries                                    1516        12,029                      2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers           1590        46,887  1590       46,887   3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                              1763     6,273,248  1763    6,248,453   4.a.
    b. To non-U.S. addressees (domicile)                                          1764       262,964  1764      132,843   4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks                                                              1756             0  1756            0   5.a.
    b. Of foreign banks                                                           1757             0  1757            0   5.b.
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper)                                                 1975    2,325,658   6.
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans)                                                              2008       132,002                      6.a.
    b. Other (includes single payment, installment, and all student loans)        2011     2,193,656                      6.b.
7.  Loans to foreign governments and official institutions (including foreign
    central banks)                                                                2081       112,840  2081      108,535   7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)                                                                  2107        19,694  2107       19,694   8.
9.  Other loans                                                                   1563     1,187,201                      9.
    a. Loans for purchasing or carrying securities (secured and unsecured)                            1545       87,601   9.a.
    b. All other loans (exclude consumer loans)                                                       1564    1,099,600   9.b.
10. Lease financing receivables (net of unearned income)                                              2165      139,721   10.
    a. Of U.S. addressees (domicile)                                              2182       127,665                      10.a.
    b. Of non-U.S. addressees (domicile)                                          2183        12,056                      10.b.
11. LESS:  Any unearned income on loans reflected in items 1-9 above              2123             0  2123            0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a.)          2122    12,953,211  2122   12,791,521   12.

                                       16


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-7

Schedule RC-C--Continued

Part I.  Continued

                                                                                       (Column A)              (Column B)
Memoranda                                                                             Consolidated              Domestic
                                                                                           Bank                  Offices
Dollar Amounts in Thousands                                                         RCFD  Bil Mil Thou      RCON  Bil Mil Thou
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)                                             1687             0      M.2.a.(1)
      (2) To non U.S. addressees (domicile)                                         1689             0      M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)           8691       147,859      M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addressees (domicile) included in Memorandum item 2.b. above         8692             0      M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less                                                      0348       956,183      M.3.a.(1)
      (2) Over three months through 12 months                                       0349       997,550      M.3.a.(2)
      (3) Over one year through five years                                          0356     2,134,192      M.3.a.(3)
      (4) Over five years                                                           0357       834,270      M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)
          through 3.a.(4))                                                          0358     4,922,195      M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently                                              4554     7,640,820      M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly           4555       295,379      M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually    4561         2,997      M.3.b.(3)
      (4) Less frequently than every five years                                     4564           790      M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
          through 3.b.(4))                                                          4567     7,939,986      M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through
      8, column C)                                                                  1479    12,862,181      M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less
      (included in Memorandum items 3.b.(1) through 3.b.(4) above)                  A246     3,044,972      M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(2)                                            2746       406,659      M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)        5369       250,981      M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                              RCON Bil Mil Thou
   column B, page RC-6)                                                                                     5370      185,863  M.6.

__________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926 FFIEC 031
Page RC-8

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a. through 14.e., columns A through D).

                                                                                                                    C420
Dollar Amounts in Thousands                                                                                  Bil Mil Thou
Assets
1.  U.S. Treasury securities in domestic offices                                                 RCON 3531        0      1.
2.  U.S. Government agency and corporation obligations in domestic offices
    (exclude mortgage-backed securities)                                                         RCON 3532        0      2.
3.  Securities issued by states and political subdivisions in the U.S. in
    domestic offices                                                                             RCON 3533        0      3.
4.  Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                      RCON 3534        0      4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS)                                             RCON 3535        0      4.b.
    c. All other mortgage-backed securities                                                      RCON 3536        0      4.c.
5.  Other debt securities in domestic offices                                                    RCON 3537        0      5.
6.  Certificates of deposit in domestic offices                                                  RCON 3538        0      6.
7.  Commercial paper in domestic offices                                                         RCON 3539        0      7.
8.  Bankers acceptances in domestic offices                                                      RCON 3540        0      8.
9.  Other trading assets in domestic offices                                                     RCON 3541        0      9.
10. Trading assets in foreign offices                                                            RCFN 3542        0      10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices                                                                       RCON 3543   26,394      11.a.
    b. In foreign offices                                                                        RCFN 3544      791      11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5)                                                                                      RCFD 3545   27,185      12.

Liabilities                                                                                            Bil Mil Thou
13. Liability for short positions                                                                RCFD 3546        0      13.
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts                                                               RCFD 3547   19,948      14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule
    RC, item 15.b.)                                                                              RCFD 3548   19,948      15.


                                       18


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-9

Schedule RC-E--Deposit Liabilities

Part I.  Deposits in Domestic Offices


                                                                                                    C425
                                                                                         Nontransaction
                                                      Transaction Accounts                  Accounts
                                             (Column A)                (Column B)          (Column C)
                                          Total transaction         Memo:  Total              Total
                                         accounts (including      demand deposits         nontransaction
                                            total demand           (included in             accounts
                                              deposits)              column A)          (including MMDAs)
Dollar Amounts in Thousands             RCON  BIL Mil Thou      RCON  Bil Mil Thou    RCON  Bil  Mil  Thou

Deposits of:
1. Individuals, partnerships,
   and corporations                     2201     5,878,376      2240     5,469,703    2346     9,783,590    1.
2. U.S. Government                      2202        34,364      2280        32,901    2520         1,027    2.
3. States and political subdivisions
   in the U.S.                          2203       137,828      2290        64,945    2530       110,789    3.
4. Commercial banks in the U.S.         2206       478,556      2310       478,556    2550             0    4.
5. Other depository institutions
   in the U.S.                          2207        40,103      2312        40,103    2349             0    5.
6. Banks in foreign countries           2213        24,684      2320        24,684    2236             0    6.
7. Foreign governments and
   official institutions
   (including foreign central banks)    2216         1,120      2300         1,120    2377             0    7.
8. Certified and official checks        2330        74,249      2330        74,249                          8.
9. Total (sum of items 1 through 8)
   (sum of columns A and C must
   equal Schedule RC, item 13.a)        2215     6,669,280      2210     6,186,261    2385     9,895,406    9.


Memoranda
Dollar Amounts in Thousands                                                                      RCON  Bil Mil Thou
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                        6835      739,985      M.1.a.
   b. Total brokered deposits                                                                    2365            0      M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                          2343            0      M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less              2344            0      M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
          1.c.(1) above)                                                                         A243            0      M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum
          item 1.b above)                                                                        A244            0      M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law)                                                                  5590      220,373      M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                  6810    3,418,960      M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)                                                0352    3,043,363      M.2.a.(2)
   b. Total time deposits of less than $100,000                                                  6648    2,547,365      M.2.b.
   c. Total time deposits of $100,000 or more                                                    2604      885,718      M.2.c.
3. All NOW accounts (included in column A above)                                                 2398      483,019      M.3.
4. Not applicable

                                       19


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-10

Schedule RC-E--Continued

Part I.  Continued

Memoranda (continued)

Dollar Amounts in Thousands                                                                      RCON  Bil Mil Thou
5. Maturity and repricing data for time deposits of less than $100,000
   (sum of Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:
      (1) Three months or less                                                                   A225       766,436      M.5.a.(1)
      (2) Over three months through 12 months                                                    A226       990,448      M.5.a.(2)
      (3) Over one year                                                                          A227       739,990      M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
      (1) Quarterly or more frequently                                                           A228        22,108      M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                        A229        27,010      M.5.b.(2)
      (3) Less frequently than annually                                                          A230         1,373      M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b.(1)
      through 5.b.(3) above)                                                                     A231        25,443      M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal Memorandum items 2.c above):  (1)
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
      (1) Three months or less                                                                   A232       479,850     M.6.a.(1)
      (2) Over three months through 12 months                                                    A233       334,923      M.6.a.(2)
      (3) Over one year through five years                                                       A234        58,956      M.6.a.(3)
      (4) Over five years                                                                        A235         1,437      M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a
      repricing frequency of:
      (1) Quarterly or more frequently                                                           A236         9,317      M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly                        A237         1,235      M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually                 A238             0      M.6.b.(3)
      (4) Less frequently than every five years                                                  A239             0      M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum items 6.b.(1) through
      6.b.(4) above)                                                                             A240         7,216      M.6.c.

__________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                       20


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-11

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou
Deposits of:
1. Individuals, partnerships, and corporations                                                   2621             300,870      1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)                                2623               2,186      2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)                                                                         2625                  12      3.
4. Foreign governments and official institutions (including foreign central
   banks)                                                                                        2650                   0      4.
5. Certified and official checks                                                                 2330                   0      5.
6. All other deposits                                                                            2668                   0      6.
7. Total (sum of items 1 through 6)(must equal Schedule RC, item 13.b)                           2200             303,068      7.


Memorandum
Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou

1. Time deposits with a remaining maturity of one year or less (included in
   Part II, item 7 above)                                                                        A245             303,068      M.1.

Schedule RC-F--Other Assets

                                                                                                                     C430
Dollar Amounts in Thousands                                                                                  Bil Mil Thou
1. Income earned, not collected on loans                                                         RCFD 2164      82,923       1.
2. Net deferred tax assets (1)                                                                   RCFD 2148      68,041       2.
3. Interest-only strips receivable (not in the form of a security)
   (2) on:
   a. Mortgage loans                                                                             RCFD A519           0
   b. Other financial assets                                                                     RCFD A520           0
4. Other (itemize and describe amounts that exceed 25% of this item)                             RCFD 2168     265,430       4.
   a. Text 3549 A/R Cust. Investment Settlement        RCFD 3549     89,583                                                  4.a.
   b. Text 3550                                        RCFD 3550                                                             4.b.
   c. Text 3551                                        RCFD 3551                                                             4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                            RCFD 2160     416,394       5.

Memorandum
Dollar Amounts in Thousands                                                                      Bil Mil Thou
1. Deferred tax assets disallowed for regulatory capital purposes                    RCFD 5610              0      M.1.

Schedule RC-G--Other Liabilities

                                                                                                                  C435
Dollar Amounts in Thousands                                                                      Bil Mil Thou
1. a. Interest accrued and unpaid on deposits in domestic offices (3)                RCON 3645         23,333      1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)      RCFD 3646        206,733      1.b.
2. Net deferred tax liabilities (1)                                                  RCFD 3049              0      2.
3. Minority interest in consolidated subsidiaries                                    RCFD 3000              0      3.
4. Other (itemize and describe amounts that exceed 25% of this item)                 RCFD 2938         16,875      4.
   a. Text 3552 A/P Failed Sec. Purchased-AFS           RCFD 3552      4,835                                       4.a.
   b. Text 3553                                         RCFD 3553                                                  4.b.
   c. Text 3554                                         RCFD 3554                                                  4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                RCFD 2930        246,941      5.

__________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b., or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, including "dividends" accrued and unpaid on deposits.


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 00832

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-12

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                       C440
                                                                                            Domestic Offices
Dollar Amounts in Thousands                                                        RCON        Bil Mil Thou
1. Customers' liability to this bank on acceptances outstanding                    2155               9,516      1.
2. Bank's liability on acceptances executed and outstanding                        2920               9,516      2.
3. Federal funds sold and securities purchased under agreements to resell          1350           1,839,163      3.
4. Federal funds purchased and securities sold under agreements to repurchase      2800           2,058,013      4.
5. Other borrowed money                                                            3190              75,367      5.
EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs     2163                 N/A      6.
OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs       2941             139,553      7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         2192          22,205,653      8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         3129          20,288,626      9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                   RCON        Bil Mil Thou

10. U.S. Treasury securities                                                       1779          835,619      10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed
    securities)                                                                    1785               36      11.
12. Securities issued by states and political subdivisions in the U.S.             1786              259      12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1787        2,854,487      13.a.(1)
       (2) Other pass-through securities                                           1869                0      13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1877          284,789      13.b.(1)
       (2) All other mortgage-backed securities                                    2253            2,778      13.b.(2)
14. Other domestic debt securities                                                 3159                0      14.
15. Foreign debt securities                                                        3160                0      15.
16. Equity securities:
    a. Investments in mutual funds and other                                       A513                0      16.a.
    equity securities with readily determinable fair values
    b. All other equity securities                                                 3169           11,784      16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10
    through 16)                                                                    3170        4,024,095      17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

Dollar Amounts in Thousands                                                        RCON        Bil Mil Thou
EITHER
1. Net due from the IBF of the domestic offices of the reporting bank              3051        N/A               M.1.
OR
2. Net due to the IBF of the domestic offices of the reporting bank                3059        N/A               M.2.

                                       22






Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-13

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                     C445
Dollar Amounts in Thousands                                                                      RCFN        Bil Mil Thou
1. Total IBF assets of the consolidated bank (component of Schedule RC,
   item 12)                                                                                      2133                 N/A      1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,
   part I, item 12, column A)                                                                    2076                 N/A      2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,
   item 4, column A)                                                                             2077                 N/A      3.
4. Total IBF liabilities (component of Schedule RC, item 21)                                     2898                 N/A      4.
5. IBF deposit liabilities due to banks, including other IBFs (component of
   Schedule RC-E, part II, items 2 and 3)                                                        2379                 N/A      5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,
   4, 5, and 6                                                                                   2381                 N/A      6.


Schedule RC-K-Quarterly Averages (1)

                                                                                                                  C455
Dollar Amounts in Thousands                                                                            Bil Mil Thou
ASSETS
1.  Interest-bearing balances due from depository institutions                             RCFD 3381          101      1.
2.  U.S. Treasury securities and U.S. Government agency and corporation
    obligations(2)                                                                         RCFD 3382    3,943,745      2.
3.  Securities issued by states and political subdivisions in the U.S.(2)                  RCFD 3383          259      3.
4.  a. Other debt securities(2)                                                            RCFD 3647        2,780      4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal
       Reserve stock)                                                                      RCFD 3648       46,127      4.b.
5.  Federal funds sold and securities purchased under agreements to resell                 RCFD 3365    1,136,591      5.
6.  Loans:
    a. Loans in domestic offices:
       (1) Total loans                                                                     RCON 3360   12,373,386      6.a.(1)
       (2) Loans secured by real estate                                                    RCON 3385    2,604,049      6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers             RCON 3386       42,646      6.a.(3)
       (4) Commercial and industrial loans                                                 RCON 3387    6,240,543      6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures     RCON 3388    2,364,819      6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs           RCFN 3360      130,583      6.b.
7.  Trading assets                                                                         RCFD 3401       29,805      7.
8.  Lease financing receivables (net of unearned income)                                   RCFD 3484      139,463      8.
9.  Total assets(4)                                                                        RCFD 3368   20,919,613      9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude
    demand deposits)                                                                       RCON 3485      442,380      10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)                                               RCON 3486    3,415,342      11.a.
    b. Other savings deposits                                                              RCON 3487    2,993,671      11.b.
    c. Time deposits of $100,000 or more                                                   RCON A514      885,489      11.c.
    d. Time deposits of less than $100,000                                                 RCON A529    2,603,067      11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                 RCFN 3404      386,443      12.
13. Federal funds purchased and securities sold under agreements to repurchase             RCFD 3353    1,894,646      13.
14. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases)                                                                    RCFD 3355       58,585      14.

__________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                                       23


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-14

Schedule RC-L-Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                C460
Dollar Amounts in Thousands                                                                      RCFD   Bil Mil Thou
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines                                                                   3814              0      1.a.
    b. Credit card lines                                                                         3815              0      1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                      3816        562,959      1.c.(1)
       (2) Commitments to fund loans not secured by real estate                                  6550        389,528      1.c.(2)
    d. Securities underwriting                                                                   3817              0      1.d.
    e. Other unused commitments                                                                  3818      8,179,256      1.e.
2.  Financial standby letters of credit and foreign office guarantees                            3819      1,017,245      2.
    a. Amount of financial standby letters of credit conveyed to others      RCFD 3820   98,741                           2.a.
3.  Performance standby letters of credit and foreign office guarantees                          3821        149,631      3.
    a. Amount of performance standby letters of credit conveyed to others    RCFD 3822    2,713                           3.a.
4.  Commercial and similar letters of credit                                                     3411        137,368      4.
5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                 3428              0      5.
6.  Participations in acceptances (as described in the instructions) acquired by
    the reporting (nonaccepting) bank                                                            3429              0      6.
7.  Securities borrowed                                                                          3432         28,936      7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                              3433         17,975      8.
9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date                                                                                  A521              0      9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  A522              0      9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item
       9.c):
       (1) Outstanding principal balance of assets transferred as of the report
           date                                                                                  A523              0      9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date                     A524              0      9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the
       Reigle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date                                                                 A549              0      9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date                A550              0      9.c.(2)
10. When-issued securities:
    a. Gross commitments to purchase                                                             A534              0      10.a.
    b. Gross commitments to sell                                                                 A535              0      10.b.
11. Spot foreign exchange contracts                                                              8765        816,274      11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                3430              0      12.
    a. TEXT 3555 Mortgage servicing with recourse                RCFD 3555                                                12.a.
    b. TEXT 3556                                                 RCFD 3556                                                12.b.
    c. TEXT 3557                                                 RCFD 3557                                                12.c.
    d. TEXT 3558                                                 RCFD 3558                                                12.d.

                                       24


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-15

Schedule RC-L--Continued

13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")                                                             5591              0      13.
    a. Text 5592                                                 RCFD 5592                                                13.a.
    b. Text 5593                                                 RCFD 5593                                                13.b.
    c. Text 5594                                                 RCFD 5594                                                13.c.
    d. Text 5595                                                 RCFD 5595                                                13.d.

                                                                                                                            C461
                                                (Column A)           (Column B)           (Column C)           (Column D)
Dollar Amounts in Thousands                     Interest Rate        Foreign Exchange     Equity Derivative    Commodity and
Off-balance Sheet Derivatives                   Contracts            Contracts            Contracts            Other Contracts
Position Indicators                             Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou
14. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 14.a
    through 14.e must equal sum of items
    15,16.a, and 16.b):
    a. Future contracts                         1,950,000            0                    0                    0          14.a.
                                                RCFD 8693            RCFD 8694            RCFD 8695            RCFD 8696
    b. Forward contracts                        0                    702,398              0                    0          14.b.
                                                RCFD 8697            RCFD 8698            RCFD 8699            RCFD 8700
    c. Exchange-traded option contracts:
       (1) Written options                      500,000              0                    0                    0          14.c.(1)
                                                RCFD 8701            RCFD 8702            RCFD 8703            RCFD 8704
       (2) Purchased options                    1,000,000            0                    0                    0          14.c.(2)
                                                RCFD 8705            RCFD 8706            RCFD 8707            RCFD 8708
    d. Over-the-counter option contracts:
       (1) Written options                      756,751              7,213                0                    0          14.d.(1)
                                                RCFD 8709            RCFD 8710            RCFD 8711            RCFD 8712
       (2) Purchased options                    1,776,751            7,231                0                    0          14.d.(2)
                                                RCFD 8713            RCFD 8714            RCFD 8715            RCFD 8716
    e. Swaps                                    5,442,678            0                    0                    0          14.e.
                                                RCFD 3450            RCFD 3826            RCFD 8719            RCFD 8720
15. Total gross notional amount of derivative
    contracts held for trading                  4,127,524            716,824              0                    0          15.
                                                RCFD A126            RCFD A127            RCFD 8723            RCFD 8724
16. Total gross notional amount of derivative
    contracts held for purposes other
    than trading:
    a. Contracts marked to market               2,145,000            0                    0                    0          16.a.
                                                RCFD 8725            RCFD 8726            RCFD 8727            RCFD 8728
    b. Contracts not marked to market           5,133,656            0                    0                    0          16.b.
                                                RCFD 8729            RCFD 8730            RCFD 8731            RCFD 8732

                                       25


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:  3/31/97  ST-BK:  48-3926  FFIEC 031
Page RC-16

Schedule RC-L--Continued

                                      (Column A)               (Column B)        (Column C)           (Column D)
Dollar Amounts in Thousands           Interest Rate        Foreign Exchange   Equity Derivative     Commodity and
Off-balance Sheet Derivatives         Contracts                Contracts         Contracts         Other Contracts
Position Indicators                   RCFD  Bil Mil Thou   RCFD Bil Mil Thou  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
17. Gross fair values of
    derivative contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value  8733        24,164   8734   8,584       8735      0          8736         0        17.a.(1)
       (2) Gross negative fair value  8737        18,525   8738   7,426       8739      0          8740         0        17.a.(2)
    b. Contracts held for purposes
       other than trading that
       are marked to market:
       (1) Gross positive fair value  8741         3,265   8742       0       8743      0          8744         0        17.b.(1)
       (2) Gross negative fair value  8745           991   8746       0       8747      0          8748         0        17.b.(2)
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair value  8749        12,044   8750       0       8751      0          8752         0        17.c.(1)
       (2) Gross negative fair value  8753         1,459   8754       0       8755      0          8756         0        17.c.(2)

Memoranda                                             Dollar Amounts in Thousands   RCFD      Bil Mil Thou
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
   binding)                                                                         3833           5,365,303      M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others         RCFD 3834    44,878                                            M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addresses (domicile) included in Schedule
   RC-L, items 2 and 3, above                                                       3377              47,933      M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles (to be completed
      for the September report only)                                                2741                 N/A      M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                    2742                   0      M.5.b.
   c. All other consumer installment credit (including mobile home loans)           2743                 N/A      M.5.c.
      (to be completed for the September report only)


                                       26


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-17

Schedule RC-M--Memoranda

                                                                                                          C465
Dollar Amounts in Thousands                                                                RCFD    Bil Mil Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests.                      6164          22,793    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of
      $500,000 or 5 percent of total capital as defined for this                  Number
      purpose in agency regulations.                                  RCFD 6165     4                              1.b.
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks(1) (included in Schedule RC,
   items 3.)                                                                               3405               0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                             5500               0    4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer                                               5501               0    4.b.(1)
      (2) Serviced without recourse to servicer                                            5502               0    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract                                         5503               0    4.c.(1)
      (2) Serviced under a special option contract                                         5504               0    4.c.(2)
   d. Mortgages serviced under other servicing contracts                                   5505               0    4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addresses (domicile)                                                            2103           5,491    5.a.
   b. Non-U.S. addresses (domicile)                                                        2104           4,025    5.b.
6. Intangible assets:
   a. Mortgage servicing rights                                                            3164               0    6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                              5506               0    6.b.(1)
      (2) All other identifiable intangible assets                                         5507          90,720    6.b.(2)
   c. Goodwill                                                                             3163         320,680    6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)               2143         411,400    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes            6442               0    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt                                                            3295               0    7.

__________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                       27


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-18

Schedule RC-M--Continued

Dollar Amounts in Thousands                                                                            Bil Mil Thou
8.  a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5372           0      8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices                      RCON 5508           0      8.a.(2)(a)
           (b) Farmland in domestic offices                                               RCON 5509           0      8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices                      RCON 5510           0      8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices         RCON 5511           0      8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices                      RCON 5512         248      8.a.(2)(e)
           (f) In foreign offices                                                         RCFN 5513           0      8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)      RCFD 2150         248      8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5374           0      8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies                                                                      RCFD 5375           0      8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)      RCFD 2130           0      8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                 RCFD 3778           0      9.
10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party products):
    a. Money market funds                                                                 RCON 6441   9,683,348      10.a.
    b. Equity securities funds                                                            RCON 8427      26,129      10.b.
    c. Debt securities funds                                                              RCON 8428       5,825      10.c.
    d. Other mutual funds                                                                 RCON 8429      79,956      10.d.
    e. Annuities                                                                          RCON 8430      10,658      10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above)                                                                RCON 8784   3,872,449      10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC                  RCFD A525       2,256      11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
    accepted accounting principles (1)                                                    RCFD A526           0      12.

Dollar Amounts in Thousands
Memorandum                                                                                RCFD Bil Mil Thou
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)                                         3836       N/A             M.1.

                                       28


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.:  00832

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-19

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                    C470
                                                (Column A)                   (Column B)                (Column C)
                                                Past due                     Past due 90               Nonaccrual
                                                30 through 89                days or more
                                                days and still               and still
                                                accruing                     accruing
Dollar Amounts in Thousands                     RCFD  Bil Mil Thou           RCFD   Bil Mil Thou       RCFD  Bil Mil Thou
1.  Loans secured by real estate:
    a. To U.S. addresses (domicile)              1245        76,203           1246          4,860       1247        25,247      1.a.
    b. To non-U.S. addresses (domicile)          1248             0           1249              0       1250             0      1.b.
2.  Loans to depository institutions and
    acceptances of other banks:
    a. To U.S. banks and other U.S. depository
       institutions                              5377             0           5378              0       5379             0      2.a.
    b. To foreign banks                          5380             0           5381              0       5382             0      2.b.
3.  Loans to finance agricultural production
    and other loans to farmers                   1594           250           1597              0       1583         1,991      3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile)              1251       148,447           1252         44,919       1253        59,627      4.a.
    b. To non-U.S. addresses (domicile)          1254           453           1255              0       1256             1      4.b.
5.  Loans to individuals for household, family,
    and other personal expenditures:
    a. Credit cards and related plans            5383         1,310           5384            971       5385             0      5.a.
    b. Other (includes single payment,
       installment and all student loans)        5386        41,725           5387          8,816       5388         2,426      5.b.
6.  Loans to foreign governments and official
    institutions                                 5389             0           5390              0       5391             0      6.
7.  All other loans                              5459         6,287           5460          3,265       5461         1,738      7.
8.  Lease financing receivables:
    a. Of U.S. addresses (domicile)              1257             0           1258              0       1259             0      8.a.
    b. Of non-U.S. addresses (domicile)          1271             0           1272              0       1791             0      8.b.
9.  Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)                          3505            42           3506              0       3507             0      9.

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                RCFD  Bil Mil Thou     RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.
    Government.                                 5612         3,568     5613          2,979     5614         3,770      10.
    a. Guaranteed portion of loans and leases
       included in item 10 above.               5615         2,876     5616          2,903     5617         3,016      10.a.

                                       29


Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-20

Schedule RC-N--Continued

                                                                                                      C473
                                                (Column A)                      (Column B)          (Column C)
                                                Past due                       Past due 90          Nonaccrual
                                                30 through 89                 days or more
                                                days and still                  and still
                                                accruing                        accruing
Memoranda
Dollar Amounts in Thousands                     RCFD  Bil Mil Tho        RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
1. Restructured loans and leases included
   in Schedule RC-N, items 1 through 8,
   above (and not reported in Schedule RC-C,
   part I, Memorandum item 2)                   1658             0       1659             0      1661         2,303      M.1.
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4
   and 7, above                                 6558        62,264       6559         3,182      6560           954      M.2.


                                                RCON  Bil Mil Thou       RCON   Bil Mil Thou     RCON  Bil Mil Thou
3. Loans secured by real estate in domestic
   offices
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development         2759        23,840       2769             0      3492         1,906      M.3.a.
   b. Secured by farmland                       3493             0       3494             0      3495           411      M.3.b.
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit        5398             0       5399             0      5400             0      M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties                5401        20,724       5402         1,262      5403        10,519      M.3.c.(2)
   d. Secured by multifamily (5 or more)
      residential properties                    3499         7,061       3500            48      3501           900      M.3.d.
   e. Secured by nonfarm nonresidential
      properties                                3502        24,578       3503         3,550      3504        11,511      M.3.e.



                                                (Column A)                      (Column B)
                                                Past due 30                     Past due 90
                                                through 89 days                days or more
                                                RCFD  Bil Mil Thou          RCFD   Bil Mil Thou
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:
   a. Book value of amounts carried as assets   3522             0          3528          0                M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost                 3529             0          3530          0                M.4.b.


Person to whom questions about the Reports of Condition and Income should be
directed:                                                               C477


Karen Gatenby, Vice President            (713)216-5263
Name and Title (TEXT 8901)               Area code/phone number/extension
                                         (TEXT 8902)

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-21

Schedule RC-O--Other Data for Deposit Insurance Assessments

                                                                                                              C475
Dollar Amounts in Thousands                                                                     RCON  Bil Mil Thou
1.  Unposted debits (see instructions):
    a. Actual amount of all unposted debits                                                     0030               N/A     1.a.
    or
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits                                  0031                 0     1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits (1)                    0032                 0     1.b.(2)
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits                                                    3510               N/A     2.a.
    or
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits                                 3512                 0     2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits (1)                   3514                 0     2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits in domestic offices)                                             3520            44,395     3.
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries                                             2211             2,509     4.a.
    b. Time and savings deposits (1) of consolidated subsidiaries                               2351                17     4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries                     5514                 0     4.c.
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                 2229                 0     5.a.
    b. Time and savings deposits (1) in insured branches (included in Schedule
       RC-E, Part II)                                                                           2383                 0     5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-G, item 1.b)                                                                 5515                 0     5.c.
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
       column B)                                                                                2314             1,473     6.a.
    b. Amount reflected in time and savings deposits (1) (included in Schedule
       RC-E, Part I, item 4 or 5, column A or C, but not column B)                              2315                 0     6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1),(2)
    a. Unamortized premiums                                                                     5516               817     7.a.
    b. Unamortized discounts                                                                    5517                 0     7.b.
8.  To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter                                                                   A531               N/A     8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF)              A532               N/A     8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
       and possessions)                                                                         A533               N/A     8.b.

__________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude Core deposit intangibles.

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-22

Schedule RC-O--Continued

Dollar Amounts in Thousands                                                                          RCON  Bil Mil Thou
9.  Deposits in lifeline accounts                                                               5596                       9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits in domestic offices)                                                      8432                 0     10.
11. Adjustments to demand deposits in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had
       been reported on a net basis                                                             8785                 0     11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal and the U.S. branches and agencies of foreign banks were reported
       on a gross basis rather than a net basis in Schedule RC-E                                A181                 0     11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks
       and savings associations in Schedule RC-E                                                A182                 0      11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles
    (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                          A527                 0      12.a.
    b. Amount of assets netted against time and savings deposits                                A528                 0      12.b.

Memoranda (to be completed each quarter except as noted)


Dollar Amounts in Thousands                                                                        RCON  Bil Mil Thou
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1a.
   (1) and 1.b.(1) must equal schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,000 or less                                           2702     8,482,407    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be completed for the
          June report only)                                              Number
                                                            RCON 3779    N/A                                             M.1.a.(2)
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000                                         2710     8,082,279    M.1.b.(1)
                                                                         Number
      (2) Number of deposit accounts of more than $100,000  RCON 2722    18,642                                          M.1.b.(2)
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
estimate described above                                                                                  Yes  No
                                                                                                   6861        X         M.2.a.

   b. If the box marked Yes has been checked, report the estimate of uninsured                     RCON   Bil Mil Thou
      deposits determined by using your bank's method or procedure                                 5597         N/A      M.2.b.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings assocation's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or
   parent savings association:                                                                            FDIC Cert No.
      TEXT A545   N/A                                                                              RCON A545     N/A     M.3.

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-23

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.
To be completed only by banks with total assets of less than $1 billion.                                     C480
Indicate in the appropriate box at the right whether the bank has total capital                              Yes    No
greater than or equal to eight percent of adjusted total assets.                                   RCFD 6056               1.


    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

    NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.



Dollar Amounts in Thousands                                                          RCFD  Bil Mil Thou
2. Portion of qualifying limited-life capital instruments
   (original weighted average maturity of at least five
   years) that is includible in Tier 2 capital:
   a. Subordinated debit(1) and intermediate term preferred stock                    A515       345,000      2.a.
   b. Other limited-life capital instruments                                         A516             0      2.b.
3. Amounts used in calculating regulatory capital ratios
   (report amounts determined by the bank for its own
   internal regulatory capital analyses consistent with applicable capital standards):
   a. Tier 1 capital                                                                 8274    1,422,330       3.a.
   b. Tier 2 capital                                                                 8275      569,007       3.b.
   c. Total risk-based capital                                                       3792    1,991,337       3.c.
   d. Excess allowance for loan and lease losses (amount that exceeds
      1.25% of gross risk-weighted assets)                                           A222       20,711       3.d.
   e. Net risk-weighted assets (gross risk-weighted assets less excess
      allowance reported in item 3.d above and all other deductions)                 A223   17,899,862       3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2)                       A224   20,919,613       3.f.


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                    (Column A)          (Column B)
                                                                                      Assets           Credit Equiv-
                                                                                    Recorded           alent Amount
                                                                                     on the           of Off-Balance
                                                                                  Balance Sheet       Sheet Items(2)
                                                                               RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
4. Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet                                     5163     2,901,114                         4.a.
   b. Credit equivalent amount of off-balance sheet items                                            3796        1,350    4.b.

__________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-24

Schedule RC-R--Continued

                                                                          (Column A)             (Column B)
                                                                            Assets               Credit Equiv-
                                                                           Recorded              alent Amount
                                                                           on the                of Off-Balance
                                                                        Balance Sheet            Sheet Items (1)
Dollar Amounts in Thousands                                        RCFD        Bil Mil Thou      RCFD        Bil Mil Thou
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet                         5165           5,874,315                               5.a.
   b. Credit equivalent amount of off-balance sheet items                                        3801        161,526      5.b.
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                         3802             831,725                               6.a.
   b. Credit equivalent amount of off-balance sheet items                                        3803         74,193      6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                         3804          12,608,706                               7.a.
   b. Credit equivalent amount of off-balance sheet items                                        3805      3,651,739      7.b.
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the  risk-based capital ratio (2)            3806             398,381                               8.
9. Total assets recorded on the balance sheet (sum of items
   4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,
   item 12 plus items 4.b and 4.c)                                 3807          22,614,241                               9.


Memoranda

Dollar Amounts in Thousands                                                            RCFD        Bil Mil Thou
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards                                         8764        38,506            M.1.


                                                                   With a remaining maturity of
                                             (Column A)                 (Column B)                     (Column C)
                                           One year or less            Over one year                 Over five years
                                                                     through five years
                                        RCFD   Tril Bil Mil Thou  RCFD   Tril  Bil Mil Thou      RCFD   Tril Bil Mil Thou
2. Notional principal amounts of
   off-balance sheet derivative
   contracts (3):
   a. Interest rate contracts           3809      4,576,413       8766         3,049,237         8767       573,778       M.2.a.
   b. Foreign exchange contracts        3812        657,818       8769             9,494         8770        42,299       M.2.b.
   c. Gold contracts                    8771              0       8772                 0         8773             0       M.2.c.
   d. Other precious metals contracts   8774              0       8775                 0         8776             0       M.2.d.
   e. Other commodity contracts         8777              0       8778                 0         8779             0       M.2.e.
   f. Equity derivative contracts       A000              0       A001                 0         A002             0       M.2.f.

__________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above.
    For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in items 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926  FFIEC 031
Page RC-25

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income at close of business on June 30, 1996

Texas Commerce Bank National Association       Richmond,       Virginia
Legal Title of Bank                             City            State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY
HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment [] (RCON 6979)                          C471           C472

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


     _____________________________________              _________________
     Signature of Executive Officer of Bank             Date of Signature

Legal Title of Bank:  Texas Commerce Bank National Association
Address:              P.O. Box 2558
City, State  Zip:     Houston, TX 77252-2558
FDIC Certificate No.: 03263

Call Date:   3/31/97 ST-BK:  48-3926


THIS PAGE IS TO BE COMPLETED BY ALL BANKS

CALL NO. 199         31      03-31-97                         OMB No. for  OCC: 1557-0081
STBK: 48-3926 00373 STCERT: 48-03263                          OMB No. For FDIC:  3064-0052
                                                          OMB No. For Federal Reserve:  7100-0036
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                        Expiration Date:  3/31/99
712 MAIN STREET
HOUSTON, TX   77001                                                SPECIAL REPORT
                                                           (Dollar Amounts in Thousands)

                                                          Close of Business               FDIC Certificate Number
                                                          Date
                                                                   3/31/97                       03263                 C-700


LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-
242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.
Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


a. Number of loans made to executive officers since the
   previous Call Report date                                      RCFD 3561        0       a.
b. Total dollar amount of above loans (in thousands of
   dollars)                                                       RCFD 3562        0       b.
c. Range of interest charged on above loans
   (example:  9 3/4% = 9.75)                                      RCFD 7701     0.00% to
                                                                  RCFD 7702     0.00%      c.

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT     DATE (Month, Day, Year)



NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)  AREA CODE/PHONE NUMBER/EXTENSION
                                                                        (TEXT 8904)
Karen Gatenby, Vice President                                           (713)216-5263


FDIC 8040/53 (6/95)


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